UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:       August 6, 2010

Micropac Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-5109	75-225149
(State or other jurisdiction	(Commission File Number)	(IRS employer
of incorporation)		Identification No.)

905 East Walnut Street, Garland, Texas	75040
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:                   (972) 272-3571

N/A

(Former name or former address, if changed since last report)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 3, 2010, Mr. James Murphey announced his resignation as a Director of Micropac Industries, Inc. (the "Company") due to health reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROPAC INDUSTRIES, INC.
(Registrant)

Dated 08/06/2010	By:	/s/ Mark W. King
(Signature)
Mark W. King
Chief Executive Officer